Exhibit 99.5

Variable Annuity Enrollment Form — New York

☐ AdvantEdge	☐ AnnuiChoice®	☐ Pinnacle	☐ PinnaclePlus

MAILING INSTRUCTIONS

Send this completed form to: National Integrity Life Insurance Company, 15 Matthews St., Suite 200, Goshen, NY 10924-1995

PART 1: ANNUITANT INFORMATION (Required)

Annuitant — The Annuitant is the individual for whom the certificate’s life is based. The Annuitant is also Owner unless indicated otherwise below.

Name (first, middle, last)		Phone Number	Social Security Number

Address		City	State	Zip Code

Sex: ☐ Male ☐ Female	Date of Birth	Email Address

State/Country of Birth		Relationship to Owner

Contingent Annuitant — Contingent Annuitant becomes new Annuitant should original Annuitant die (nonqualified certificates only). A Contingent Annuitant will have no effect if you elect the Guaranteed Lifetime Withdrawal Benefit (GLWB) rider or the certificate, as long as the rider is in effect.

Contingent Annuitant Name (first, middle, last)		Phone Number	Social Security Number

Address		City	State	Zip Code

Sex: ☐ Male ☐ Female	Date of Birth	Relationship to Owner

State/Country of Birth

PART 2: OWNER INFORMATION (Required if different from Annuitant)

Owner — The Owner controls the certificate. If the Owner and Annuitant are different, different rules apply at the death of the Owner. To ensure spousal continuation and receive an enhanced death benefit (if applicable) and withdrawal charge waiver: (1) the Owner/Annuitant must be the same person, (2) the Owner’s spouse must be the Owner’s sole beneficiary AND Annuitant’s sole beneficiary (3) no Contingent Annuitant can be named, and (4) no Joint Owner can be named. The Owner and Annuitant must be the same if the GLWB rider is elected.

Note: If the Owner is a non-natural person, such as a trust or corporation, complete the Entity Ownership Certificate.

Name (first, middle, last)		Phone Number	Social Security Number/TIN

Address		City	State	Zip Code

Sex: ☐ Male ☐ Female	Date of Birth	Email Address

State/Country of Birth		Fax Number

PART 2: OWNER INFORMATION (Continued)

Joint Owner — The Joint Owner shares ownership rights with the Owner. Death distribution rules apply at first to die. The Joint Owner is not the Owner’s beneficiary unless named in Part 3 as “Owner’s Beneficiary”. (Not available if GLWB rider is elected.)

Name (first, middle, last)		Phone Number	Social Security Number/TIN

Address		City	State	Zip Code

Sex: ☐ Male ☐ Female	Date of Birth	Relationship to Owner

State/Country of Birth

PART 3: BENEFICIARY INFORMATION (Required — IMPORTANT). If the Spousal GLWB rider is elected the Owner’s spouse must be the Owner’s sole beneficiary and Annuitant’s sole beneficiary.

Annuitant’s Beneficiary — The Annuitant’s Beneficiary receives the death benefit if the Annuitant dies. The death benefit goes to the Annuitant’s estate if an Annuitant’s beneficiary is not named here.

Name (first, middle, last)		Date of Birth	Social Security Number/TIN

Address		City	State	Zip Code

Beneficiary Type: ☐ Primary ☐ Contingent		Relationship to Owner

Name (first, middle, last)		Date of Birth	Social Security Number/TIN

Address		City	State	Zip Code

Beneficiary Type: ☐ Primary ☐ Contingent		Relationship to Owner

Name (first, middle, last)		Date of Birth	Social Security Number/TIN

Address		City	State	Zip Code

Beneficiary Type: ☐ Primary ☐ Contingent		Relationship to Owner

Name (first, middle, last)		Date of Birth	Social Security Number/TIN

Address		City	State	Zip Code

Beneficiary Type: ☐ Primary ☐ Contingent		Relationship to Owner

Owner’s Beneficiary — The Owner’s Beneficiary takes ownership of the certificate if the Owner dies, and will be required to take a payout. Ownership of the certificate (and a distribution) may go to the Owner’s estate if a beneficiary is not named here.

Name (first, middle, last)		Date of Birth	Social Security Number/TIN

Address		City	State	Zip Code

Beneficiary Type: ☐ Primary ☐ Contingent		Relationship to Owner

PART 4: TRANSFER OR REPLACEMENT INFORMATION (Required)

Do you currently have an existing annuity certificate or life insurance policy? ☐ Yes ☐ No
Does the purchase of this annuity change or replace existing annuity certificate or life insurance policy?
☐ Yes ☐ No If yes, please complete the appropriate Transfer Request Form and any required replacement forms.

PART 5: TYPE OF CERTIFICATE (Required)

Will the National Integrity annuity be issued as a nonqualified or a tax-qualified certificate?

☐ Nonqualified    ☐ Tax Qualified*

*	A certificate is tax qualified if it is being funded from a rollover or transferred from a qualified plan or existing IRA or the contributions are being made to a new IRA.

PART 6: TAX-QUALIFIED CERTIFICATES (Required if a qualified certificate)

If tax qualified, how do you want National Integrity to issue the certificate?

☐ Traditional IRA	☐ Roth IRA	☐ SEP IRA	☐ Qualified Plan, Other

If a contribution to an IRA, tax year in which the contribution is made . Is this a rollover?	☐ Yes	☐ No

PART 7A: ASSET ALLOCATION MODELS

Do you wish to allocate your certificate according to one of the Ibbotson Asset Allocation models?	☐ Yes	☐ No

If yes, then select one of the following models:

☐ Portfolio 1: Moderate-Conservative
☐ Portfolio 2: Balanced
☐ Portfolio 3: Moderate
☐ Portfolio 4: Moderate with Alternative Investments
☐ Portfolio 5: Moderate-Aggressive
☐ Portfolio 6: Moderate-Aggressive with Alternative Investments

	Portfolio 1	Portfolio 2	Portfolio 3	Portfolio 4	Portfolio 5	Portfolio 6
Investment Option	Moderate- Conservative	Balanced	Moderate	Moderate with Alternative Investments	Moderate- Aggressive	Moderate- Aggressive with Alternative Investments
Franklin Large Cap Growth Securities Fund	10%	8%	8%	8%	8%	8%
Fidelity VIP Index 500 Portfolio	8%	8%	6%	6%	6%	4%
Touchstone VST Large Cap Core Equity Fund	4%	4%	6%	6%	8%	4%
Fidelity VIP Contrafund® Portfolio	10%	10%	10%	10%	14%	12%
Columbia Small Cap Value Fund, VS		2%	4%	2%	4%	4%
Touchstone VST Baron Small Cap Growth Fund		2%	4%	2%	4%	4%
Mutual Shares Securities Fund	8%	10%	10%	10%	14%	12%
Fidelity VIP Overseas Portfolio		2%	5%	3%	5%	5%
Templeton Foreign Securities Fund		4%	7%	5%	7%	7%
PIMCO VIT Total Return Portfolio	45%	36%	28%	28%	20%	20%
Fidelity VIP Investment Grade Bond Portfolio	15%	14%	12%	12%	10%	10%
Van Kampen’s UIF US Real Estate Portfolio				3%		4%
PIMCO VIT CommodityRealReturnTM Strategy Portfolio				3%		3%
Rydex|SGI VT Managed Futures Strategy Fund				2%		3%
Total	100%	100%	100%	100%	100%	100%

©	2009 Ibbotson Associates, Inc. Used with permission. All Rights Reserved. Ibbotson is a registered investment advisory and wholly owned subsidiary of Morningstar, Inc.

PART 7B: GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB)

This benefit is not available with PinnaclePlus and is not available for all issue ages. Transfer and partial withdrawal restrictions apply.

☐ I would like to add the following GLWB to my annuity certificate (choose one)

☐ Individual Rider — based on the Owner/Annuitant only

☐ Spousal Rider — based on Owner/Annuitant and Spousal Annuitant (fill out information below)

Spousal Annuitant — The Spousal Annuitant is the spouse of the primary annuitant and is a measuring life covered under the rider. (Required if Spousal Rider is elected)

Name (first, middle, last)		Phone Number	Social Security Number

Address	☐ Same as Owner	City	State	Zip

Sex: ☐ Male ☐ Female		Date of Birth

State/Country of Birth

If the GLWB is elected all funds must be 100% allocated to the following investment strategies. Only one of the four strategies below may be in place at any time. Any change between strategies or within a strategy will initiate a 90 calendar day waiting period (including from certificate issue). Allocations within a strategy apply to current and future allocations as well as quarterly asset rebalancing. Withdrawals will be taken pro-rata across all funds. No fund specific withdrawals are allowed.

Please use whole percentage numbers.

☐ Strategy 1:	☐ Touchstone VST Conservative ETF Fund (0%—100%)%
Lifestyle Funds	☐ Touchstone VST Moderate ETF Fund (0%—100%)%
☐ Touchstone VST Aggressive ETF Fund (0%—50%)%
or		= 100%

☐ Strategy 2:	☐ Fidelity VIP Freedom 2010 (0%—100%)%
Lifecycle Funds	☐ Fidelity VIP Freedom 2015 (0%—100%)%
☐ Fidelity VIP Freedom 2020 (0%—100%)%
☐ Fidelity VIP Freedom 2025 (0%—100%)%
or		= 100%

☐ Strategy 3: Modern Markets	☐ Touchstone VST Moderate ETF Fund (90%) and Rydex|SGI VT Alternative Strategies Allocation Fund (10%)	= 100%
or

☐ Strategy 4: Self Style Funds	You must stay within the specified percentages within each option. The total of all options must equal 100%.
(see Page 5)
☐ Allocate per the model I elected in Part 7A. Skip to Page 7.

PART 7B: GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) (Continued)

FUND ALLOCATION: STRATEGY 4 ONLY

Fixed Income 30%—60% of Total (must allocate at least 30% and no more than 60% of overall total)

☐ Fidelity VIP Investment Grade Bond	%
☐ PIMCO VIT Total Return	%
☐ Touchstone VST Core Bond	%
%

Core Equity 40%—70% of Total (must allocate at least 40% and no more than 70% of overall total)	+

☐ Fidelity VIP Asset ManagerSM	%
☐ Fidelity VIP Balanced	%
☐ Fidelity VIP Contrafund®	%
☐ Fidelity VIP Equity-Income	%
☐ Fidelity VIP Growth	%
☐ Fidelity VIP Index 500%
☐ Franklin Growth and Income Securities	%
☐ Franklin Large Cap Growth Securities	%
☐ Mutual Shares Securities	%
☐ Touchstone VST Aggressive ETF Fund	%
☐ Touchstone VST Conservative ETF Fund	%
☐ Touchstone VST Enhanced ETF Fund	%
☐ Touchstone VST Large Cap Core Equity	%
☐ Touchstone VST Moderate ETF Fund	%
☐ Van Kampen LIT Comstock	%
☐ Van Kampen’s UIF U.S. Mid Cap Value	%

%

Non-Core Equity & International 0%—20% of Total (maximum 20% allocation of overall total)	+

Non-Core Equity
☐ Columbia VIT Mid Cap Value	%
☐ Columbia VIT Small Cap Value	%
☐ DWS Small Cap Index VIP	%
☐ Fidelity VIP Disciplined Small Cap	%
☐ Fidelity VIP Mid Cap	%
☐ Franklin Small Cap Value Securities	%
☐ Touchstone VST Baron Small Cap Growth	%
☐ Touchstone VST Mid Cap Growth	%
☐ Touchstone VST Third Avenue Value	%
☐ Van Kampen LIT Capital Growth	%

International
☐ Fidelity VIP Overseas	%
☐ Templeton Foreign Securities	%
☐ Templeton Growth Securities	%
☐ Van Kampen’s UIF Emerging Markets Debt	%
☐ Van Kampen’s UIF Emerging Markets Equity	%
%

Alternative, High Yield & Short Duration 0%—10% of Total (maximum 10% allocation of overall total)	+

Alternative
☐ PIMCO VIT All Asset	%
☐ PIMCO VIT CommodityRealReturnTM Strategy	%
☐ Rydex|SGI VT All-Cap Opportunity	%
☐ Rydex|SGI VT Alternative Strategies Allocation	%
☐ Rydex|SGI VT Managed Futures	%
☐ Rydex|SGI VT Multi-Hedge Strategies	%
☐ Van Kampen’s UIF U.S. Real Estate	%

High Yield
☐ Fidelity VIP High Income	%
☐ Franklin Income Securities	%
☐ Touchstone VST High Yield	%

Short Duration
☐ PIMCO VIT Low Duration	%
☐ PIMCO VIT Real Return	%
☐ Touchstone VST Money Market	%
%
= 100%

PART 7C: FUND ALLOCATION

Do not complete if the Guaranteed Lifetime Withdrawal Benefit (GLWB) was elected.

Systematic Transfer Option (STO) — optional
6 Month	☐ Monthly only	12 Month	☐ Monthly	☐ Quarterly

Check one of the following (Required)

☐	Allocate 100% to the STO option selected above. Allocations from the STO are shown below.
☐	Allocate 100% to the STO option selected above. Allocate from the STO into the model chosen in Part 7A.
☐

Allocate           % of my initial premium to the STO option selected above with my remaining allocation percentage(s) shown below. Allocations from the STO must be indicated on the Dollar Cost Averaging, Asset Allocation and Rebalancing form.

☐	Allocate my initial premium using the model chosen in Part 7A.
☐	Allocate my initial premium to the options listed below.

ALLOCATION OPTIONS — Please use whole percentage numbers

Columbia Variable Insurance Trust
Columbia VIT Mid Cap Value	%
Columbia VIT Small Cap Value	%

DWS Investment VIT Funds
DWS Small Cap Index VIP	%

Fidelity VIP Trust
Fidelity VIP Asset ManagerSM	%
Fidelity VIP Balanced	%
Fidelity VIP Contrafund®	%
Fidelity VIP Disciplined Small Cap	%
Fidelity VIP Equity-Income	%
Fidelity VIP Freedom 2010%
Fidelity VIP Freedom 2015%
Fidelity VIP Freedom 2020%
Fidelity VIP Freedom 2025%
Fidelity VIP Freedom 2030%
Fidelity VIP Growth	%
Fidelity VIP High Income	%
Fidelity VIP Index 500%
Fidelity VIP Investment Grade Bond	%
Fidelity VIP Mid Cap	%
Fidelity VIP Overseas	%

Franklin Templeton VIP Trust
Franklin Growth and Income Securities	%
Franklin Income Securities	%
Franklin Large Cap Growth Securities	%
Franklin Small Cap Value Securities	%
Mutual Shares Securities	%
Templeton Foreign Securities	%
Templeton Growth Securities	%

PIMCO Variable Insurance Trust	%
PIMCO VIT All Asset	%
PIMCO VIT CommodityRealReturnTM Strategy	%
PIMCO VIT Low Duration	%
PIMCO VIT Real Return	%
PIMCO VIT Total Return	%
%
Rydex Variable Trust
Rydex|SGI VT All-Cap Opportunity	%
Rydex|SGI VT Alternative Strategies Allocation	%
Rydex|SGI VT Managed Futures	%
Rydex|SGI VT Multi-Hedge Strategies	%

Touchstone Variable Series Trust	%
Touchstone VST Baron Small Cap Growth	%
Touchstone VST Core Bond	%
Touchstone VST High Yield	%
Touchstone VST Large Cap Core Equity	%
Touchstone VST Mid Cap Growth	%
Touchstone VST Money Market	%
Touchstone VST Third Avenue Value	%
Touchstone VST Aggressive ETF Fund	%
Touchstone VST Conservative ETF Fund	%
Touchstone VST Enhanced EFT Fund	%
Touchstone VST Moderate EFT Fund	%

Van Kampen LIT and Van Kampen’s UIF
Van Kampen LIT Capital Growth	%
Van Kampen LIT Comstock	%
Van Kampen’s UIF Emerging Markets Debt	%
Van Kampen’s UIF Emerging Markets Equity	%
Van Kampen’s UIF U.S. Mid Cap Value	%
Van Kampen’s UIF U.S. Real Estate	%

Guaranteed Rate Options* (GRO) — not available in PinnaclePlus

2-Year Guaranteed Rate Option	%
3-Year Guaranteed Rate Option	%
5-Year Guaranteed Rate Option	%
7-Year Guaranteed Rate Option	%
10-Year Guaranteed Rate Option	%

Quarterly Rate Option (QRO) — only available in PinnaclePlus

Quarterly Rate Option	%

Total Allocation must equal 100%

* Market Value Adjustment (MVA) may be applicable when funds are withdrawn.

PART 8: CONTRIBUTION INFORMATION (Required)

Total amount of contribution: $            .

The money will be received by National Integrity via:  ☐ Check     ☐ 1035 Exchange     ☐ Qualified Transfer     ☐ Rollover     ☐ Wire Transfer from account belonging to                      and originating from                    (state/country).

Make checks payable to National Integrity Life Insurance Company.

PART 9: DEATH BENEFIT OPTION (This benefit is not available for all issue ages.)

☐ Standard	(default)	Available in all four variable annuity products.

☐ Enhanced	(highest anniversary)	Available in AdvantEdge, AnnuiChoice and PinnaclePlus.

PART 10: DISCLOSURE, CERTIFICATION and OWNER’S SIGNATURE

MVA Disclosure: Funds allocated to the guaranteed rate option may be subject to a market value adjustment, which may increase or decrease your account value, if funds are withdrawn, transferred, distributed upon Owner’s death or annuitized during the guarantee period.

Variable Annuity Disclosure: Funds allocated to the variable account options are subject to investment risk, including possible loss of the principal amount invested. It is understood that the values attributable to the variable account options may increase or decrease and are not guaranteed as to dollar amount.

STO Disclosures: The interest rate credited to our short-term option used for Dollar Cost Averaging from the Systematic Transfer Option (STO) exceeds National Integrity’s actual investment earnings less the appropriate risk and expense adjustments. The interest rate credited to the STO in excess of National Integrity’s actual investment earnings (less the appropriate risk and expense adjustments) is expected to be recovered by fund-based charges in later years.

Availability of Fixed Account Options: National Integrity reserves the right to: (i) not offer a Fixed Account on the Participation Date, (ii) discontinue accepting new funds or transfers into an existing Fixed Account, or (iii) discontinue offering any Fixed Account for any period of time during the life of the Certificate. Fixed Accounts are not available if the GLWB is selected.

NEW YORK ANNUITY DISCLOSURE STATEMENT: Pursuant to Section 3 of the Federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code Sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number, and (2) that I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a US citizen or resident alien.

Note: You must cross out Item #2 of certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax returns.

The statements and answers in all parts of this enrollment form are true an complete to the best of my knowledge. I have received and read the prospectus for the product being applied for.

If purchasing PinnaclePlus, I acknowledge I have received and read the Credit Plus section in the Product Summary.

This enrollment form was signed in the state of

Owner’s Signature	Date	Social Security Number	Driver’s License Number

Joint Owner’s Signature (if applicable)	Date	Social Security Number	Driver’s License Number

PART 11: SALES REPRESENTATIVE/LICENSED AGENT INFORMATION

Options:              ☐  I          ☐  II           ☐  III            ☐  IV

Does the applicant now have life insurance policies or annuity certificates with any company?                        ☐  Yes       ☐  No

Will any existing insurance or annuity be replaced or changed (or has it been), assuming the certificate applied for will be issued?            ☐  Yes                       ☐  No

By signature below, I certify that I have asked and recorded completely and accurately the answers to all questions on this enrollment form. I know of nothing affecting the risk that has not been recorded herein. I also certify that prior to signing this enrollment form, I delivered to the applicant the product prospectus, any proposal, outline of coverage, Buyer’s Guide, comparison and/or disclosure statement required by federal law or by the law of the state where the enrollment form was signed.

Name (Print)	Phone Number	Agent ID Number

Firm Name	Fax Number	Email Address

Branch Address	City	State	Zip Code

Sales Representative/Licensed Agent Signature	Agent Number	Date

Mail certificates to:            ☐  Sales Representative/Licensed Agent               ☐  Owner

(Certificates mailed to sales representative/licensed agent must be delivered within five days of receipt.)

National Integrity Life Insurance Company is domiciled in the state of New York.

Home Office: 15 Matthews St., Suite 200, Goshen, NY 10924-1995